LIABILITY PRESENTED AT FAIR VALUE	12 Months Ended
Dec. 31, 2017
LIABILITY PRESENTED AT FAIR VALUE [Abstract]
LIABILITY PRESENTED AT FAIR VALUE
NOTE 7:-	LIABILITY PRESENTED AT FAIR VALUE

The Company entered into a Loan Agreement with Plenus Technologies Ltd. ("Plenus" or the "Lender"), on January 31, 2007 (as amended on March 30, 2009 and September 4, 2011, the "Loan Agreement"). According to the Loan Agreement, if, during the period between March 19, 2009 and December 31, 2017, the Company entered into a "Fundamental Transaction" (which is defined in the Loan Agreement to include various types of change of control transactions), then the Lender would be entitled to the following: (i) in the cases of merger or acquisition of shares, an amount equal to 15% of the aggregate proceeds payable in connection with such Fundamental Transaction to the shareholders, or (ii) in the case of the sale of substantially all of the Company's assets, an amount equal to 15% of the aggregate proceeds payable to the Company in connection with such Fundamental Transaction; the "aggregate proceeds" were to be calculated while subtracting any amount of debts, liabilities and obligations which have accrued prior to the closing of such Fundamental Transaction and were not to have been assumed by the purchaser in such Fundamental Transaction. During such period, the Lender could elect to receive $300 in cash in lieu of such contingent payment right.

The Company accounted for the above mentioned contingent payment right as a liability presented at fair value on the balance sheet, which was remeasured at each reporting period. As of December 31, 2016, the liability amounted to $512. During the year ended December 31, 2017, the Company paid and settled the $300 liability.